Exhibit 99.1
-MORE-
Contacts: Sherman Miller, President and CEO
Max P. Bowman, Vice President and CFO
(601) 948-6813
CAL-MAINE FOODS REPORTS FINANCIAL AND OPERATIONAL RESULTS
FOR THIRD QUARTER FISCAL 2025 AND ANNOUNCES DEFINITIVE
AGREEMENT TO ACQUIRE ECHO LAKE FOODS, INC.
RIDGELAND, Miss. (April 8, 2025) - Cal-Maine Foods, Inc. (NASDAQ: CALM) (“Cal-Maine Foods” or the
“Company”), today reported financial

and operational results for

the third quarter of

fiscal 2025 (thirteen
weeks) ended March

1, 2025. Subsequent

to the end

of the fiscal

quarter, the Company

also announced it
entered into a definitive agreement to acquire Echo Lake Foods, Inc. (“Echo Lake Foods”).
Third Quarter Fiscal 2025 Financial, Operational and Business Highlights
● Quarterly net sales of $1.4 billion and net income of $508.5 million, or $10.38 per diluted share
●
Strong

consumer

demand

during

the

quarter

led

to

record

total

dozens

sold,

as

the

Company
honored long-standing pricing frameworks with valued customers

●
Significant progress

on proactive

steps to

help mitigate

the tight

egg supply

situation across

the
country, resulting in:
o
A 14%

increase

in the

average number

of layer

hens during

the quarter

compared to

the
prior-year quarter, reflecting both organic and inorganic expansion
o
A 33% increase in

the Company’s breeder

flocks as of the

end of the third

quarter of fiscal
2025 compared to the end of the prior-year quarter
o
A 24% increase in total chicks hatched during the third quarter of fiscal 2025 compared to
the prior-year quarter
o
Expected completion in calendar 2025 of approximately $60 million in ongoing expansion projects within the

Company’s current operations

that are expected

to add approximately
1.1 million cage-free layer hens and 250,000 pullets
o
Recovery

from

highly

pathogenic

avian

influenza

(HPAI)-related

shutdowns

of

the
Company’s Kansas and Texas facilities

o
Successful

conversion

of

a

new

egg

processing

facility

and

hatchery

in

Dexter,

Missouri,
projected to add additional capacity of 1.2 million free range hens by calendar year end
o
Rapid

integration

and

expected

continued

production

ramp

up

from

recently

acquired
assets, including the processing facilities from ISE America, Inc. and feed mills from Deal-
Rite Feeds, Inc.
o
Continued

investments

in

best-in-class

biosecurity

technology,

equipment,

procedures,
and training, with over $70 million spent since 2015 to address ongoing HPAI threats
●
Approved a $500

million share repurchase

program to expand

the options for

uses of capital

under
the Company’s disciplined capital allocation strategy
●
Declared

a

cash

dividend

of

approximately

$170

million,

or

approximately

$3.46

per

share,
pursuant to the Company’s established dividend policy
●
Announced an

agreement with

the Company’s

Founding Family

for a

process for

possible share
conversions that, if executed, will result in the Company becoming a non-controlled company
Commenting

on

the

third

quarter

of

fiscal

2025

results,

Sherman

Miller,

president

and

chief
executive

officer

of

Cal-Maine

Foods,

stated,

“Dynamic

market

conditions

and

HPAI-related

supply
shortages persisted this quarter. However, the entire Cal-Maine Foods team did an outstanding job in

Cal-Maine Foods Reports Third Quarter Fiscal 2025 Results and Announces Definitive Agreement to

Acquire Echo
Lake Foods

April 8, 2025
-MORE-
maximizing production through a

period of high demand,

while operating safely and

maintaining diligence
on biosecurity measures. We were fortunate to have the ability to utilize our existing operational scale and to

benefit

from

recent

acquisitions,

which

helped

increase

our

production

capacity

in

this

challenging
supply

environment.

Above

all, we

stayed

focused

on

meeting

the

needs

of

our

valued

customers,

while
honoring our long-standing pricing frameworks.

“Alongside our own

efforts to address

the current supply

situation, we greatly

appreciate the current
administration’s

recently

announced

plan

to

address

the

volatility

in

our

vital

industry.

It

is

clear

the
administration recognizes the

importance of

eggs as

a low-cost,

high-value, unprocessed protein

for feeding
our

nation’s

families.

Cal-Maine

Foods’

unwavering

mission

is

to

be

the

country’s

most

sustainable
producer and reliable supplier of this valuable source of nutrition,” added Miller.

Definitive Agreement to Acquire Echo Lake Foods, Inc.

Subsequent to the

end of the

third quarter, the

Company signed a

definitive agreement

to acquire
Echo

Lake

Foods

for

approximately

$258

million,

excluding

expected

tax

assets

resulting

from

the
transaction, to be funded with available cash on hand. Echo Lake Foods was founded in 1941 and acquired by

the

Meinerz

family

in

1981.

Based

in

Burlington,

Wisconsin,

Echo

Lake

Foods

produces,

packages,
markets

and

distributes

ready-to-eat

egg

products

and

breakfast

foods,

including

waffles,

pancakes,
scrambled

eggs,

frozen

cooked

omelets,

egg

patties,

toast

and

diced eggs.

Echo

Lake

Foods

had

annual
revenues

of

approximately

$240

million

in

2024

with

a

five-year

CAGR

of

approximately

10%.

The
transaction has been approved

by both companies’ boards

of directors and is

expected to close by

the end
of fiscal

2025 following

completion of

regulatory approvals

and subject

to customary

closing conditions.

The transaction is not subject to shareholder approval.
Highlights of the Transaction:
Compelling Strategic Rationale
●
Allows

Cal-Maine

Foods

to

enter

the

large,

growing

and

highly

stable

value-added

food
portion of the egg category

●
Expands

strategic

customer

relationships

with

retail,

quick

service

restaurant

and

other
foodservice customers
● Leverages Cal-Maine Foods’ extensive sales and supply chain distribution capabilities
●
Echo Lake

Foods will

operate as

a stand-alone

component of

Cal-Maine Foods’

integrated
operations with its four production facilities strategically located across the Midwest
●
Kathy

Brodhagen,

current

chief

executive

officer

of

Echo

Lake

Foods,

to

join

Cal-Maine
Foods’ senior management team as President of Echo Lake Foods
Attractive Financial Returns
●
Provides

access

to

additional

long-term

growth

opportunities,

while

reducing

earnings
volatility

● Expect significant synergies from egg purchasing and other operational efficiencies
●
Expect to be

at least mid-single

digit accretive to

Cal-Maine Foods’ earnings

starting in fiscal
2026, with a return on equity in excess of the Company’s cost of capital

Cal-Maine Foods Reports Third Quarter Fiscal 2025 Results and Announces Definitive Agreement to

Acquire Echo
Lake Foods

April 8, 2025
-MORE-
Commenting on

the proposed

transaction with

Echo Lake

Foods, Miller

stated, “This

transaction
represents an exciting growth opportunity and important

inflection point for Cal-Maine Foods, advancing
our strategy to expand and diversify our product portfolio and customer mix. Echo Lake Foods is a leading
innovator with a long history of providing quality

ready-to-eat egg products and breakfast foods to

a blue-
chip

customer

base.

The

combined

product

lines

and

capabilities

of

the

two

companies

are

highly
complementary

and, importantly,

we

share similar

values of

pursuing operating

excellence

and meeting
the needs of our customers. We believe the potential acquisition of Echo Lake Foods meets our disciplined set

of

investment

criteria,

including

relevant

geographic

markets,

operating

synergies,

product

mix,
proximity to customers and expected financial returns.
“The

addition

of

Echo

Lake

Foods

will

supplement

our

other

ready-to-eat

egg

product

offerings,
including

hard-cooked

eggs

for

retail,

quick

service

restaurant

and

other

foodservice

needs

from

our
expanded

MeadowCreek

Foods

operation,

and

ready-to-eat

egg

products

including

egg

wraps,

protein
pancakes, crepes, and wrap-ups from

our joint venture with Crepini

Foods LLC. Importantly, diversifying
our product portfolio

offers a strong, high-return

potential that complements

our existing organic growth
opportunities.

The

Echo

Lake

Foods

team

has

built

a

terrific

business,

and

we

look

forward

to

working
together

on

a

successful

integration

and

delivering

on

a

unique

opportunity

for

our

customers

and
shareholders,” added Miller.

Kathy Brodhagen,

chief executive

officer of

Echo Lake

Foods, added,

“We are

excited to

have the
opportunity for

Echo Lake

Foods to

join Cal-Maine

Foods and

continue to

expand our

market reach

for
quality

ready-to-eat

egg

products

and

breakfast

foods.

This

business

combination

will

benefit

everyone
associated with Echo Lake

Foods, especially our

dedicated employees and valued

customers. As the leading
producer and distributor

of fresh shell

eggs in the

nation, Cal-Maine Foods

has an excellent

reputation with
a

proven

record

of

success.

We

are

extremely

proud

to

join

their

team,

and

we

look

forward

to

the
significant growth opportunities ahead of us.”

Goldman Sachs

& Co

LLC is

serving as

Cal-Maine Foods,

Inc.’s exclusive

financial advisor

and Sidley
Austin LLP and Jones Walker LLP as its legal advisors.
Key Third Quarter Fiscal 2025 Financial Drivers

Net income attributable to Cal-Maine Foods

for the third quarter of

fiscal 2025 was $508.5 million,
or $10.38 per

diluted share, compared with

$146.7 million, or

$3.00 per diluted

share, for the third

quarter
of fiscal 2024. Net sales for the third quarter of fiscal 2025 were $1.4 billion compared with $703.1 million for the same period

last year. The higher net

sales were primarily driven

by an increase in

the net average
selling price

of shell

eggs and

also by

higher volumes.

The higher

market prices

are a

direct result

of the
reduced supply of shell eggs across the industry due

to HPAI during a period of peak seasonal demand

for
eggs and egg products.

For the third

quarter of

fiscal 2025, the

net average selling

price per

dozen was $4.060

compared
with

$2.247

a

year

ago.

The

net

average

selling

price

generally

reflects

a

blend

of

higher

market-based
prices for

most conventional

eggs with

lower negotiated-price

arrangements for

specialty eggs,

based on
long-standing pricing frameworks

with customers that

the Company has

honored throughout the

various
cycles that characterize the egg industry.
The Company sold a

record 331.4 million dozen

shell eggs, representing a

10.2% increase, including
the contribution

from acquisitions,

compared with

300.8 million

dozens for

the third

quarter of

fiscal 2024.
Sales of conventional eggs totaled 213.2 million dozens, compared with 192.2 million dozens for the prior-
year period, an increase

of 11.0%. Specialty egg

volumes also increased by

8.8% to 118.1 million

dozens sold
for

the

third

quarter

of

fiscal

2025

compared

with

108.6

million

dozens

sold

for

the

prior-year

period.

Cal-Maine Foods Reports Third Quarter Fiscal 2025 Results and Announces Definitive Agreement to

Acquire Echo
Lake Foods

April 8, 2025
-MORE-
Demand was strong during the

third fiscal quarter, which is

typically a period of higher

seasonal demand.
The

Company

believes

that

other

factors

positively

impacting

demand

included

severe

weather

events
during

the

quarter,

including

the

historic

snowstorms

in

the

southern

U.S.

in

January

2025,

which
prompted families to stock up on staples including

eggs, and reported recommendations of eggs

as a good
source of lean protein for individuals taking GLP-1 medications.
Third

quarter

farm

production

costs

per

dozen

were

5.7%

lower

than

the

prior-year

period,
primarily due to more favorable commodity pricing for key feed ingredients. For the third quarter of fiscal
2025, feed

costs per

dozen were

down 9.6%

compared with

the third

quarter of

fiscal 2024.

Costs for

outside
egg purchases increased significantly quarter-over-quarter, primarily due to higher shell egg prices and an increase in dozens of shell eggs purchased to satisfy

customer demand while the nation experienced lower
overall supply due to HPAI.
Max

Bowman,

vice

president

and

chief

financial

officer

of

Cal-Maine

Foods,

commented,

“Our
industry has always

been prone to

volatility due

to external factors

such as disease

outbreaks, fluctuating
feed and other production

costs, and changes in

consumer demand. At Cal-Maine

Foods, we emphasize the
importance of managing the

aspects of our business

that we can directly impact

operationally. During the
quarter, our team did

an outstanding job with

our focused efforts to

help mitigate the egg

supply constraint
and

prevent

the

spread

of

HPAI

to

our

facilities.

All

of

these

underlying

activities

made

a

significant
contribution to our results for the quarter.”
Additional details on the third quarter fiscal 2025 financial drivers are shown in the chart below.
Third Quarter Fiscal 2025 and Year-To-Date Fiscal 2025 Key Statistics

13 Weeks Ended 39 Weeks Ended
March 1, 2025 March 2, 2024 March 1, 2025 March 2, 2024
Dozen Eggs Sold (000) 331,395 300,779 971,218 862,078
Conventional Dozen Eggs Sold (000) 213,247 192,182 622,833 566,174
Specialty Dozen Eggs Sold (000) 118,148 108,597 348,385 295,904
Dozen Eggs Produced (000) 293,087 259,527 847,962 774,984
% Specialty Sales (dozen) 35.7% 36.1% 35.9% 34.3%
% Specialty Sales (dollars) 24.4% 38.8% 29.2% 42.8%
Net Average Selling Price (per dozen) $ 4.060 $ 2.247 $ 3.079 $ 1.866
Net Average Selling Price Conventional
Eggs (per dozen) $ 4.766 $ 2.152 $ 3.401 $ 1.624
Net Average Selling Price Specialty Eggs
(per dozen) $ 2.784 $ 2.415 $ 2.505 $ 2.328
Feed Cost (per dozen) $ 0.492 $ 0.544 $ 0.489 $ 0.564
HPAI Comments
Outbreaks

of

HPAI

have

continued

to

occur

in

U.S.

poultry

flocks.

In

calendar

year

2024,

40.2
million commercial

layer hens

and pullets

were depopulated

due to

HPAI, and

in calendar

year 2025,

an
additional

32.9

million

commercial

layer

hens

and

pullets

have

been

depopulated

through

March.

The
USDA reported that the

estimated table-egg layer flock

was approximately 285 million

as of March 1,

2025,
the lowest level since

September 2015. HPAI is

currently widespread in the

wild bird population worldwide
and no

farm

is immune

from HPAI.

The

extent

of

possible

future outbreaks

in

commercial

laying hens,
with heightened risk

during migration seasons,

cannot be predicted.

The widely reported

spread of HPAI
in dairy cattle increases risks to Cal-Maine

Foods’ operations and those of other

egg producers. According

Cal-Maine Foods Reports Third Quarter Fiscal 2025 Results and Announces Definitive Agreement to

Acquire Echo
Lake Foods

April 8, 2025
-MORE-
to the U.S.

Centers for Disease

Control and Prevention,

the human health

risk to the

U.S. public from

the
HPAI

virus

is

considered

to

be

low.

Also,

according

to

the

USDA,

HPAI

cannot

be

transmitted

through
safely handled and properly cooked eggs. There is no known risk related to HPAI associated with eggs that are currently in the market and no eggs have been recalled.
Dividend Payment and Share Repurchases
For

the

third

quarter

of

fiscal

2025,

Cal-Maine

Foods

will

pay

a

cash

dividend

of

approximately
$3.46 per

share to

holders of

its Common

Stock and

Class A

Common Stock.

The dividend

is payable

on
May 15, 2025, to holders of record on April 30, 2025. The final amount paid per share will be based on the number of outstanding shares on the record date.
Pursuant

to

Cal-Maine

Foods’

variable

dividend

policy,

for

each

quarter

in

which

the

Company
reports net income, the Company pays a cash dividend to shareholders in an amount equal to one-third of
such

quarterly

income.

Following

a

quarter

in

which

the

Company

does

not

report

net

income,

the
Company will

not pay

a dividend

with respect

to that quarter

or for

a subsequent

profitable quarter

until
the Company

is profitable

on a

cumulative

basis computed

from the

date

of the

most recent

quarter for
which a dividend was paid.

On February 25,

2025, the

Company announced that

its Board of

Directors approved

a new share
repurchase program

that authorizes

repurchases of

up to

$500 million of

Cal-Maine Foods’

Common Stock.

The

actual

timing,

value,

and

manner

of

share

repurchases

will

be

determined

by

management

in

its
discretion.

The

Company

expects

to

opportunistically

repurchase

shares

from

time

to

time

in

the

open
market, subject to

market conditions and

other factors. The

Company could also

use a portion

of the new
share repurchase program to repurchase some

of the Founding Family members’ Common

Stock as part of
the

family’s

portfolio

diversification

efforts.

Any

repurchases

from

the

family

members

would

require
approval from a Special Committee of Cal-Maine Foods’ Board of Directors.
The Company did not repurchase any shares pursuant to the share repurchase program during the
third quarter of 2025.
Civil Investigative Demand
In

March

2025,

the

Company

received

a

civil

investigative

demand

in

connection

with

a

widely
publicized

investigation

by

the

Antitrust

Division

of

the

Department

of

Justice

into

the

causes

behind
nationwide increases in egg prices. The Company is cooperating with the investigation.
Looking Ahead
Miller added, “We are proud of our team’s ability to manage our operations and navigate through a very tough environment. We

are encouraged by the

support of the United

States Department of Agriculture
(USDA), which recently announced up to

$1.0 billion of investments across

the industry to address HPAI,
including

supporting

expanded

biosecurity

measures,

regulatory

relief

for

farmers,

increased

vaccine
research and other

options to support the

domestic egg supply. While

these measures will

require further
study and take

time to implement,

we believe they

represent an

important first step

toward reaching a

more
favorable balance of supply and demand.

“We have

learned many

things from

being in

the cyclical

shell egg

business for

over 60

years, but
especially

the

importance

of

consistently

managing

our

operations

in

a

safe,

efficient

and

sustainable
manner, while

doing everything

we can

to align

production capacity

with customer

demand and

staying
disciplined

in

our

investments.

Our

proven

operating

model

has

sustained

our

business

in

a

dynamic
environment, and this quarter was

no exception. Our shell egg

business will remain the core

of Cal-Maine

Cal-Maine Foods Reports Third Quarter Fiscal 2025 Results and Announces Definitive Agreement to

Acquire Echo
Lake Foods

April 8, 2025
-MORE-
Foods, but we are

excited to diversify our

product mix, reduce financial

volatility and add another

growth
opportunity to

the Company

with the

proposed Echo

Lake Foods

transaction. This

addition represents

a
terrific fit with our

existing business, and we

look forward to welcoming

the Echo Lake Foods

team to the
Cal-Maine Foods family,” concluded Miller.
About Cal-Maine Foods
Cal-Maine

Foods,

Inc.

is

primarily

engaged

in

the

production,

packaging,

marketing

and
distribution

of

fresh

shell

eggs,

including

conventional,

cage-free,

organic,

brown,

free-range,

pasture-
raised and

nutritionally

enhanced

eggs, as

well

as a

variety

of

ready-to-eat egg

products.

The

Company,
which is headquartered in

Ridgeland, Mississippi, is the largest

producer and distributor of fresh

shell eggs
in the nation and sells most of its shell eggs throughout the majority of the United States.
Forward Looking Statements
Statements

contained

in

this

press

release

that

are

not

historical

facts

are

forward-looking
statements as that term

is defined in the

Private Securities Litigation Reform

Act of 1995.

The forward-
looking

statements

are

based

on

management’s

current

intent,

belief,

expectations,

estimates

and
projections

regarding

our

Company

and

our

industry.

These

statements

are

not

guarantees

of

future
performance and involve risks,

uncertainties, assumptions and

other factors that are

difficult to predict
and may be beyond

our control. The factors

that could cause actual

results to differ materially

from those
projected in the forward-looking statements include the following, among others:
General Cautionary Statements
With respect

to the

Company’s business

generally (i)

the risk

factors set

forth in

the Company’s
SEC filings

(including its

Annual Reports

on Form

10-K, Quarterly

Reports on

Form 10-Q

and Current
Reports on Form 8-K), (ii) the impact on the trading price of the Company’s Common Stock as a result of the sale or marketing, or potential sale or marketing, of a significant number of shares of the Company’s
Common

Stock

held

by

the

family

of

our

late

founder,

Fred

R.

Adams

Jr.,

as

part

of

their

potential
portfolio diversification

efforts, (iii)

the risks

and hazards

inherent in

the shell

egg business

(including
disease,

pests,

weather

conditions

and

potential

for

recall),

including

but

not

limited

to

the

current
outbreak of highly pathogenic

avian influenza affecting poultry

in the U.S., Canada

and other countries
that

was

first

detected

in

commercial

flocks

in

the

U.S.

in

February

2022

and

that

first

impacted

our
flocks in December

2023, (iv) changes

in the demand

for and market

prices of shell

eggs and feed

costs,
(v) the impacts and potential

future impacts of government, customer

and consumer reactions to recent
high

market

prices

for

eggs,

including

but

not

limited

to

efforts

to

increase

imports

of

eggs

and

egg
products, pressure to change long-standing

pricing frameworks, lower consumer

demand for eggs, and
the pending

DOJ antitrust

investigation (vi)

our ability

to predict

and meet

demand for

cage-free and
other

specialty

eggs,

(vii)

risks,

changes

or

obligations

that

could

result

from

our

recent

or

future
acquisitions of new flocks

or businesses and risks

or changes that may

cause conditions to completing

a
pending acquisition,

such as

the pending

acquisition of

Echo Lake

Foods, not

to be

met, (viii)

risks relating
to

changes

in

inflation

and

interest

rates,

(ix)

our

ability

to

retain

existing

customers,

acquire

new
customers and

grow our

product mix,

(x) adverse

results in

pending litigation

and other

legal matters,
and

(xi)

global

instability,

including

as

a

result

of

the

war

in

Ukraine,

the

conflicts

in

Israel

and
surrounding areas and attacks on shipping in the Red Sea.
Cautionary Statements Relating to the Pending Echo Lake Acquisition
With

respect

to

the

pending

acquisition

of

Echo

Lake

Foods,

(i) conditions

to

the

closing

of

the
proposed transaction may not be satisfied, (ii) antitrust clearance required for the proposed transaction

Cal-Maine Foods Reports Third Quarter Fiscal 2025 Results and Announces Definitive Agreement to

Acquire Echo
Lake Foods

April 8, 2025
-MORE-
may not be obtained, or required antitrust clearance may delay the proposed transaction or result in the
imposition of

conditions that

could have

a material

adverse effect

on the

Company or

Echo Lake

Foods
or

cause

certain

conditions

to

closing

not

to

be

satisfied,

which

could

result

in

the

termination

of

the
acquisition

agreement,

(iii) the

timing

of

completion

of

the

proposed

transaction

is

uncertain,

(iv) the
business

of

the

Company

or

Echo

Lake

Foods

may

suffer

as

a

result

of

uncertainty

surrounding

the
proposed transaction, (v)

events, changes or

other circumstances

could occur

that could give

rise to the
termination

of

the

acquisition

agreement,

(vi) there

are

risks

related

to

disruption

of

management’s
attention from the ongoing business operations of the Company or Echo

Lake Foods due to the proposed
transaction,

(vii) the

announcement

or

pendency

of

the

proposed

transaction

could

affect

the
relationships

of the

Company

or Echo

Lake Foods

with

its

customers,

suppliers, operating

results

and
business generally,

including the

ability of

the Company

or Echo

Lake Foods

to retain

employees, and
(viii) the Company

or Echo

Lake Foods

may be

adversely affected

by other

economic, business,

and/or
competitive factors as well as management’s response to any of the aforementioned factors. In addition,
the Company

may experience

unexpected challenges

in integrating

and managing

the business

of Echo
Lake Foods. Integrating Echo

Lake Foods’ business may

be more costly or

time consuming than expected.
Even if

the acquisition

is completed

and the

business of

Echo Lake

Foods is

successfully integrated,

the
Company

may

not

realize

the

benefits

it

expects

from

the

acquisition,

including

the

synergies,

cost
savings,

reduction

in

earnings

volatility,

margin

expansion,

financial

returns,

expanded

customer
relationships, or sales or growth opportunities.

SEC filings

may be

obtained from

the SEC

or the

Company’s website,

www.calmainefoods.com.

Readers

are

cautioned

not

to

place

undue

reliance

on

forward-looking

statements

because,

while

we
believe the assumptions on which the forward-looking statements are based are reasonable, there can be
no

assurance

that

these

forward-looking

statements

will

prove

to

be

accurate.

Further,

the

forward-
looking statements included

herein are made

only as of

the respective dates

thereof, or if

no date is

stated,
as of

the date

hereof.

Except as

otherwise required

by law,

we disclaim

any intent

or obligation

to publicly
update

these

forward-looking

statements,

whether

as

a

result

of

new

information,

future

events

or
otherwise.

Cal-Maine Foods Reports Third Quarter Fiscal 2025 Results and Announces Definitive Agreement to

Acquire Echo
Lake Foods

April 8, 2025
-MORE-
CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands, except per share amounts)
SUMMARY STATEMENTS OF INCOME
13 Weeks Ended 39 Weeks Ended
March 1, 2025 March 2, 2024 March 1, 2025 March 2, 2024
Net sales $ 1,417,685 $ 703,076 $ 3,158,227 $ 1,685,654
Cost of sales 701,570 484,504 1,838,852 1,330,519
Gross profit 716,115 218,572 1,319,375 355,135
Selling, general and administrative 79,967 66,020 219,532 194,844
(Gain) Loss on involuntary conversions - (9,929) 156 (9,929)
(Gain) loss on disposal of fixed assets 478 (306) (1,001) (44)
Operating income 635,670 162,787 1,100,688 170,264
Other income, net 27,359 22,372 49,255 37,746
Income before income taxes 663,029 185,159 1,149,943 208,010
Income tax expense 154,876 38,796 273,841 44,658
Net income 508,153 146,363 876,102 163,352
Less: Loss attributable to noncontrolling
interest (380) (349) (1,471) (1,295)
Net income attributable to Cal-Maine Foods,
Inc. $ 508,533 $ 146,712 $ 877,573 $ 164,647
Net income per common share:
Basic $ 10.42 $ 3.01 $ 17.99 $ 3.38
Diluted $ 10.38 $ 3.00 $ 17.92 $ 3.37
Weighted average shares outstanding:
Basic 48,798 48,727 48,774 48,702
Diluted 48,971 48,884 48,962 48,865

Cal-Maine Foods Reports Third Quarter Fiscal 2025 Results and Announces Definitive Agreement to

Acquire Echo
Lake Foods

April 8, 2025
-END-
CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands)

SUMMARY BALANCE SHEETS
March 1, 2025 June 1, 2024
ASSETS
Cash and short-term investments $ 1,240,373 $ 812,377
Receivables, net 428,398 162,442
Inventories, net 307,291 261,782
Prepaid expenses and other current assets 7,220 5,238
Current assets 1,983,282 1,241,839
Property, plant and equipment, net 1,005,464 857,234
Other noncurrent assets 92,823 85,688
Total assets $ 3,081,569 $ 2,184,761
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses $ 344,155 $ 189,983
Dividends payable 169,503 37,760
Current liabilities 513,658 227,743
Deferred income taxes and other liabilities 180,403 159,975
Stockholders' equity 2,387,508 1,797,043
Total liabilities and stockholders' equity $ 3,081,569 $ 2,184,761